EXHIBIT 99.2

    Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because Sierra Pacific Resources (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings. The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.

    Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)
	Nine Months ended September 30,		Year Ended December 31,						LTM September 30,
	2008	2007	2007		2006		2005		2008

Net Income Applicable to Common Stock	$210,975	$193,583	$197,295		$277,451		$82,237		$214,687

Adjustments to reconcile net income to net cash from operating activities:									-
Depreciation and amortization	185,656	174,787	235,532		228,875		214,662		246,401
Deferred taxes and deferred investment tax credit	172,425	103,598	79,337		136,026		41,609		148,164
AFUDC (Debt and Equity)	(58,353)	(40,662)	(57,776)		(35,345)		(45,013)		(75,467)
Reinstatement of deferred energy costs	-	-	-		(178,825)		-		-
Carrying charge on Lenzie plant	-	(16,080)	(16,080)		(33,440)		-		-
Reinstated interest on deferred energy	-	(11,076)	(11,076)		-		-		-
Gain on sale of investment	-	-	(1,369)		(62,927)		-		(1,369)
Other, net	13,087	26,518	23,679		24,650		(219)		10,248
Funds from Operations (Before Deferred Energy Costs)	523,790	430,668	449,542		356,465		293,276		542,664

Amortization of deferred energy costs - electric	140,522	172,046	246,907		166,821		188,221		215,383
Amortization of deferred energy costs - gas	(983)	734	701		6,234		1,446		(1,016)
Deferral of energy costs - electric plus terminated suppliers	(203,396)	11,900	51,311		(45,996)		(23,063)		(163,985)
Deferral of energy costs - gas	483	3,749	10,668		436		(2,519)		7,402
Payment to terminating supplier	-	-	-		(65,368)		-		-
Proceeds from claim on terminating supplier	-	-	-		41,365		-		-
Adjusted Funds from Operations	$460,416	$619,097	$759,129		$459,957		$457,361		$600,448

Long-term debt	4,793,078	4,337,745	$4,137,864		$4,001,542		$3,817,122		4,793,078
Current maturities of long-term debt	9,794	109,614	110,285		8,348		58,909		9,794
Total Debt	$4,802,872	$4,447,359	$4,248,149		$4,009,890		$3,876,031		$4,802,872

Preferred Stock	$-	$-	$-		$-		$50,000		-

Interest charges	213,500	210,037	$279,788		$311,088		$284,927		283,251
AFUDC (Debt)	25,418	18,269	25,967		17,119		24,691		33,116
Adjusted Interest Expense	$238,918	$228,306	$305,755		$328,207		$309,618		$316,367

Total Debt/Funds from operations			9.45	x	11.25	x	13.22	x	8.85	x
Total Debt/Adjusted FFO			5.60	x	8.72	x	8.47	x	8.00	x
Funds from Operations Interest Coverage			2.47	x	2.09	x	1.95	x	2.72	x
Adjusted Funds From Operations Interest Coverage			3.48	x	2.40	x	2.48	x	2.90	x
Common Shareholders' Equity			$2,996,575		$2,622,297		$2,060,154		$3,156,607
Total Capitalization (including current maturities of long-term debt)			$7,244,724		$6,632,187		$5,986,185		$7,959,479
Total Debt/Total Capitalization			58.64%		60.46%		64.75%		60.34%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Nine Months ended September 30,		Year Ended December 31,						LTM September 30,
	2008	2007	2007		2006		2005		2008

Net Income	$165,482	$161,280	$165,694		$224,540		$132,734		$169,896
									-
Adjustments to reconcile net income to net cash from operating activities:									-
Depreciation and amortization	120,855	112,745	152,139		141,585		124,098		160,249
Deferred taxes and deferred investment tax credit	89,543	76,188	56,868		107,392		86,910		70,223
AFUDC (Debt and Equity)	(37,596)	(20,235)	(29,057)		(23,369)		(41,870)		(46,418)
Reinstatement of deferred energy costs	-	-	-		(178,825)		-		-
Carrying charge on Lenzie plant	-	(16,080)	(16,080)		(33,440)		-		-
Reinstated interest on deferred energy	-	(11,076)	(11,076)		-		-		-
Other, net	2,659	3,077	5,831		3,394		(7,433)		5,413
Funds from Operations (Before Deferred Energy Costs)	340,943	305,899	324,319		241,277		294,439		359,363

Amortization of deferred energy costs	123,875	137,633	203,213		120,499		131,471		189,455
Deferral of energy costs - electric plus terminated suppliers	(173,522)	700	15,779		(46,086)		(31,219)		(158,443)
Payment to terminating supplier	-	-	-		(37,410)		-		-
Proceeds from claim on terminating supplier	-	-	-		26,391		-		-
Adjusted Funds from Operations	$291,296	$444,232	$543,311		$304,671		$394,691		$390,375

Long-term debt	2,975,201	2,677,193	$2,528,141		$2,380,139		$2,214,063		2,975,201
Current maturities of long-term debt	8,656	7,971	8,642		5,948		6,509		8,656
Total Debt	$2,983,857	$2,685,164	$2,536,783		$2,386,087		$2,220,572		$2,983,857

Interest charges	$130,732	$132,155	$174,667		$176,612		$134,657		173,244
AFUDC (Debt)	16,503	9,189	13,196		11,614		23,187		20,510
Adjusted Interest Expense	$147,235	$141,344	$187,863		$188,226		$157,844		$193,754

Total Debt/Funds from Operations			7.82	x	9.89	x	7.54	x	8.30	x
Total Debt/Adjusted FFO			4.67	x	7.83	x	5.63	x	7.64	x
Funds from Operations Interest Coverage			2.73	x	2.28	x	2.87	x	2.85	x
Adjusted Funds From Operations Interest Coverage			3.89	x	2.62	x	3.50	x	3.01	x
Common Shareholder's Equity			$2,376,740		$2,172,198		$1,762,089		$2,975,201
Total Capitalization (including current maturities of long-term debt)			$4,913,523		$4,558,285		$3,982,661		$5,959,058
Total Debt/Total Capitalization			51.63%		52.35%		55.76%		50.07%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Nine Months ended September 30,		Year Ended December 31,						LTM September 30,
	2008	2007	2007		2006		2005		2008

Net Income	$68,052	$57,528	$65,667		$57,709		$52,074		$76,191

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	64,801	62,043	83,393		87,279		90,569		86,151
Deferred taxes and deferred investment tax credit	28,472	(25,456)	(36,713)		(39,361)		209		17,215
AFUDC (Debt and Equity)	(20,757)	(20,427)	(28,719)		(11,976)		(3,143)		(29,049)
Other, net	14,476	22,141	14,577		16,935		318		6,912
Funds from Operations (Before Deferred Energy Costs)	155,044	95,829	98,205		110,586		140,027		157,420

Amortization of deferred energy costs - electric	16,647	34,413	43,694		46,322		56,750		25,928
Amortization of deferred energy costs - gas	(983)	734	701		6,234		1,446		(1,016)
Deferral of energy costs - electric plus terminated suppliers	(29,874)	11,200	35,532		90		8,156		(5,542)
Deferral of energy costs - gas	483	3,749	10,668		436		(2,519)		7,402
Payment to terminating supplier	-	-	-		(27,958)		-		-
Proceeds from claim on terminating supplier	-	-	-		14,974		-		-
Adjusted Funds from Operations	$141,317	$145,925	$188,800		$150,684		$203,860		$184,192

Long-term debt	$1,292,867	$1,110,166	$1,084,550		$1,070,858		$941,804		$1,292,867
Current maturities of long-term debt	$1,139	$101,643	101,643		2,400		52,400		1,139
Total Debt	$1,294,006	$1,211,809	$1,186,193		$1,073,258		$994,204		$1,294,006

Preferred Stock	$-	$-	$-		$-		$50,000		-

Interest charges	$51,458	$45,199	$60,735		$71,506		$69,067		$66,994
AFUDC (Debt)	8,915	9,080	12,771		5,505		1,504		12,606
Adjusted Interest Expense	$60,373	$54,279	$73,506		$77,011		$70,571		$79,600

Total Debt/Funds from Operations			12.08	x	9.71	x	7.10	x	8.22	x
Total Debt/Adjusted FFO			6.28	x	7.12	x	4.88	x	7.03	x
Funds from Operations Interest Coverage			2.34	x	2.44	x	2.98	x	2.98	x
Adjusted Funds From Operations Interest Coverage			3.57	x	2.96	x	3.89	x	3.31	x
Common Shareholder's Equity			$1,001,840		$884,737		$727,777		$1,015,690
Total Capitalization (including current maturities of long-term debt)			$2,188,033		$1,957,995		$1,771,981		$2,309,696
Total Debt/Total Capitalization			54.21%		54.81%		56.11%		56.02%